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                                                                   Exhibit 23.01

Consent of PricewaterhouseCoopers LLP

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3D (File No. 333-02437) and Form S-8 (File Nos. 333-24755, 333-29679, 333-67365 and 333-42618) of FNB Financial Services Corporation of our report dated March 1, 2004, relating to the consolidated financial statements, which appears in this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP

Raleigh, North Carolina
March 15, 2005


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